                                                                 EXHIBIT 10.36.3

                           THIRD AMENDMENT TO SUBLEASE

THIS THIRD AMENDMENT TO SUBLEASE ("Amendment") is entered into as of this 1st day of April 2004, by and between WFS FINANCIAL INC., ("SUBLESSOR"), and WFS RECEIVABLE CORPORATION, WFS RECEIVABLES CORPORATION 2, WFS RECEIVABLES CORPORATION 3, WFS RECEIVABLES CORPORATION 4, WFS FINANCIAL AUTO LOANS 2, INC., WESTERN AUTO INVESTMENTS, INC., AND WFS FUNDING, INC., (EACH INDIVIDUALLY KNOWN AS THE "SUBLESSEE" AND COLLECTIVELY KNOWN AS THE "SUBLESSEES") and hereby amends the Sublease between Sublessor and Sublesees dated June 1, 2002. Sublessor and Sublessees hereby agree to the following:

            A. PARTIES: The Sublease shall be amended to remove WFS Financial Auto Loans, as a party to the Sublease.

            B. RENT: Effective April 1, 2004, Exhibit "A-1" shall be replaced by Exhibit "A-2" attached hereto.

            C. SECURITY DEPOSIT: Effective April 1, 2004, the first sentence of
      Section 7 shall be amended to read: "Sublessees shall each deposit One Hundred Twenty Six and 17/100 Dollars ($126.17) as security for Sublessess' faithful performance of Sublessees' obligations hereunder ("Security Deposit")."

Except as modified by this Third Amendment to Sublease, the Sublease shall remain in full force and affect. This Third Amendment to Sublease and the Sublease embodies the entire agreement between the parties relating to the subject matter contained herein.

SUBLESSOR: WFS Financial Inc              SUBLESSEE: WFS Receivables Corporation

By:_____________________________________  By:______________________________
       James Currie                              John Coluccio
Title: Corporate Real Estate, Manager     Title: President

By:_____________________________________  By:______________________________
       Lee Whatcott                              Keith Ford
Title: CFO                                Title: Assistant Vice President

Date: __________________________________  Date:____________________________

SUBLESSEE: WFS Receivables Corporation 2  SUBLESSEE: WFS Receivables
                                          Corporation 3

By:_____________________________________  By:______________________________
       John Coluccio                             John Coluccio
Title: President                          Title: President

By:_____________________________________  By:______________________________
       Keith Ford                                Keith Ford
Title: Assistant Vice President           Title: Assistant Vice President

Date:___________________________________  Date:____________________________

SUBLESSEE: WFS Financial Auto Loans 2   SUBLESSEE:   Western Auto Investments,
Inc                                     Inc.

By:__________________________________   By:_____________________________________
       John Coluccio                           John Coluccio
Title: President                        Title: President

By:__________________________________   By:_____________________________________
       Keith Ford                              Keith Ford
Title: Assistant Vice President         Title: Assistant Vice President

Date:________________________________   Date:___________________________________

SUBLESSEE: WFS Funding, Inc.            SUBLESSEE: WFS Receivables Corporation 4

By:__________________________________   By:_____________________________________
       John Coluccio                           John Coluccio
Title: President                        Title: President

By:__________________________________   By:_____________________________________
       Keith Ford                              Keith Ford
Title: Assistant Vice President         Title: Assistant Vice President

Date:________________________________   Date:___________________________________

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

                            EXHIBIT "A-2" TO SUBLEASE
                                  RENT SCHEDULE

Each of the Seven (7) Subl essees shall pay one seventh (.1429%) of the Minimum Rent and Opera ting Costs in accordance with Sections 6.1, 6.2 and the Rent
Schedule indicated below.

RENT SCHEDULE

                                                       Amount due from each
Period                              Minimum Rent            Sublessee
------                           -------------------   --------------------
April 1, 2004 - April 30, 2004   $883.20   per month     $126.17 per month
May 1, 2004 - April 30, 2005     $909.72   per month     $129.96 per month
May 1, 2005 - April 30, 2006     $936.99   per month     $133.86 per month
May 1, 2006 - April 30, 2007     $965.10   per month     $137.87 per month
May 1, 2007 - April 30, 2008     $994.05   per month     $142.01 per month
May 1, 2008 - April 30, 2009     $1,023.90 per month     $146.27 per month
May 1, 2009 - April 30, 2010     $1,054.59 per month     $150.66 per month
May 1, 2010 - April 30, 2011     $1,086.20 per month     $155.17 per month
May 1, 2011 - April 30, 2012     $1,118.82 per month     $159.83 per month

OPERATING COSTS

Sublessees prorata share of the Operating Cost due under the Sublease is Eight and Forty Three Hundredths percent (8.43%). Each Sublessee shall pay one Seventh percent (.1429%) of the total amounts due. The initial Operated Cost for the Sublease is $160.00 per month therefore each Sublessee shall pay $22.86 per month. The Operating Cost is subject to adjustments in accordance with Section
6.2 of the Sublease.

                                        3